Exhibit 3.1

ROSS MILLER Secretary of State 206 North Carson Street Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.secretaryofstate.gov

Articles of Incorporation (PURSUANT TO NRS 78)
Filed in the office of /s/ Ross Miller Ross Miller Secretary of State State of Nevada	Document Number 20080352243-69
Filing Date and Time 05/22/2008 4:13 PM
Entity Number E0333512008-5

USE BLACK INK ONLY – DO NOT HIGHLIGHT	ABOVE SPACE FOR OFFICE USE ONLY

1. Name of Corporation	RESUME IN MIUNTES, INC.

2.Resident Agent for Service of Process: (check only one box)	☒ Commercial Registered Agent		CSC Services of Nevada Inc
	☐ Noncommercial Registered Agent (name and address below)		OR	☐ Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity
Nevada
	Street Address			City		Zip Code
Nevada
	Mailing Address (If different from street address)			City		Zip code
3. Authorized Stock: (number of shares corporation is authorized to issue)	Number of shares With par value:	500,000,000 common 10,000,000 preferred	Par value Per share:	$.001	Number of Shares Without par value:
4. Name and Addresses Of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age: attach additional page if more than two directors/trustees)	1.		Marc Anthony
Name
	11 MacDonald Circle, Apartment 4			Menands	NY	12205
	Street Address			City	State	Zip Code
2
Name

	Street Address			City	State	Zip Code
5. Purpose: (optional –see Instructions)	The purpose of this corporation shall be:

6. Name, Address And Signature of Incorporator: (attach additional pages if more than one Incorporator)	Corporation Service Company			X By: /s/ Elizabeth R. Konieczny
	Name			Incorporator Signature: Elizabeth R. Konieczny
	830 Bear Tavern Road			West Trenton	NJ	08628
	Address			City	State	Zip Code
7. Certificate of Acceptance of Appointment of Resident Agent	I hereby accept appointment as Resident Agent for the above named Entity. CSC Services of Nevada Inc
	X By: /s/ Elizabeth R. Konieczny				05/22/2008
	Authorized Signature or Registrant Agent or on Behalf of Registered Agent Entity				Date